Loans (Details) - Schedule of Future Loan Obligations According to the Terms of the Loan - Oct. 31, 2023	JPY (¥)	USD ($)
Schedule of Future Loan Obligations According to the Terms of the Loan [Abstract]
Remainder of 2024	¥ 111,100,000	$ 733,527
2025	19,305,000	127,459
2026	15,204,000	100,383
2027	15,204,000	100,383
2028	8,687,000	57,355
Thereafter	9,968,000	65,813
Total	¥ 179,468,000	$ 1,184,920